QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2004

Mesa Royalty Trust
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-7884 (Commission File Number)	76-6284806 (IRS Employer Identification No.)
JPMorgan Chase Bank, Trustee Institutional Trust Services 700 Lavaca Street Austin, Texas (Address of principal executive offices)		78701 (Zip Code)

Registrant's telephone number, including area code: (512) 479-2562

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

        On November 19, 2004, Mesa Royalty Trust issued a press release announcing Mesa Royalty Trust's royalty income, income distribution and trust expenses for the month of November 2004. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

        Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the press release attached as Exhibit 99.1 is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, but is instead furnished for purposes of that instruction.

Item 9.01 Financial Statements and Exhibits.

  (c)
  Exhibits.

    Exhibit 99.1    Mesa Royalty Trust Press Release dated November 19, 2004.

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mesa Royalty Trust By: JPMorgan Chase Bank, as Trustee
Date: November 19, 2004	By:	/s/ MIKE ULRICH Mike Ulrich Vice President and Trust Officer

3

EXHIBIT INDEX

Exhibit	Description
99.1	Mesa Royalty Trust Press Release dated November 19, 2004.

QuickLinks

  Item 7.01 Regulation FD Disclosure.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX